TERM SHEET                                                           EXHIBIT 99
DATED JUNE 13, 2001
SUBJECT TO REVISION



Capital Auto Receivables Asset Trust 2001-2
Issuer
$1,215,643,000 Asset Backed Notes, Class A
$63,920,000 Asset Backed Certificates


Capital Auto Receivables, Inc.
Seller

General Motors Acceptance Corporation
Servicer


This document is a preliminary term sheet describing the structure, collateral pool and additional aspects of Capital Auto Receivables Asset Trust 2001-2. We have prepared this term sheet with the cooperation of General Motors Acceptance Corporation. The information and assumptions we have provided in this term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by us with the SEC or incorporated by reference in the relevant registration statement. This term sheet also supersedes any prior or similar term sheet.

          The trust is offering the following classes of notes and certificates:

                                                       Class A Notes                    |
                                       --------------------------------------------------------------------
                                         A-2 Notes        A-3 Notes        A-4 Notes    |   Certificates
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Principal Amount                        $680,000,000     $385,000,000     $150,643,000  |     $63,920,000
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Interest Rate                                                                           |
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Targeted Final Distribution Date         June 2002        June 2003        June 2004    |         N/A
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Final Scheduled Distribution Date
                                         July 2004      September 2005   December 2006  |    December 2006
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Price to Public                                                                         |
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Underwriting Discount                                                                   |
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Proceeds to Seller                                                                      |
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Credit Enhancement and Liquidity

o    Reserve account, with an initial deposit of $64,566,287.19.

o    The certificates are subordinated to the notes.

o The trust's ability to pay principal on the applicable targeted final payment date on the Class A Notes is dependent on the seller's ability to obtain an incremental advance under the variable pay revolving note in the future as described in the prospectus supplement and the prospectus.




JPMorgan             Morgan Stanley Dean Witter           Salomon Smith Barney

                              ---------------------


                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


We have filed a registration statement (including a prospectus and a form of prospectus supplement) relating to the trust with the SEC and it is effective. In connection with this offering, after the securities have been priced and all of the terms and information related to this transaction are finalized, we will file with the SEC an updated prospectus supplement and prospectus relating to the securities offered by the trust. This communication is not an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities of the trust in any state in which an offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of that state. A sale of the securities of the trust will not be consummated unless the purchaser has received both the final prospectus supplement and the prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this term sheet, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Any investment decision by you should be based on the information in the final prospectus supplement and the prospectus, which will be current as of their publication dates and after publication may no longer be complete or current.


You may obtain a final prospectus supplement and a prospectus by contacting JPMorgan at (212) 834-4154, Morgan Stanley Dean Witter at (212) 761-2270 or Salomon Smith Barney at (212) 723-6171.


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[GRAPHIC_OMITTED]

[GRAPHIC_OMITTED]

You can find the definitions of all capitalized terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc. filed with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus supplement and a prospectus to be dated June ___, 2001. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.

THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2001-2 is the issuer of the offered notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association.

Owner Trustee

Bankers Trust (Delaware).

THE NOTES

Class A Notes

o The trust will offer the three classes of notes listed on the cover page of this term sheet.

o The trust will also issue the Class A-1 Notes with an initial principal amount of $447,000,000. The Class A-1 Notes will have a targeted final distribution date of December 2001 and a final scheduled distribution date of April 2003. These notes are not being offered under this term sheet or the prospectus supplement. These notes will instead be sold in a private placement.

Variable Pay Revolving Note

o The trust will also issue a variable pay revolving note, concurrently with the Class A Notes, with an initial principal amount of $425,000,000. The variable pay revolving note will have a final scheduled distribution date of December 2006. The variable pay revolving note is not being offered hereby. The note will instead be sold in a private placement to a commercial paper facility administered by GMAC. The seller will request incremental advances under the variable pay revolving note on the targeted final distribution date for each class of the Class A Notes.

o If this commercial paper facility makes each incremental advance requested by the seller with respect to the initial variable pay revolving note as described below, then no additional variable pay revolving notes will be issued. If those incremental advances do not occur as requested, the trust may issue one or more additional variable pay revolving notes to additional purchasers. Neither this commercial paper facility nor any other person is obligated to make any incremental advance with respect to or purchase a variable pay revolving note or any interest therein. For ease of reference, we use the term "variable pay revolving note" to refer collectively to the initial variable pay revolving note and any other variable pay revolving notes that may subsequently be issued.

o The seller will only obtain incremental advances under the variable pay revolving note on the targeted final distribution date for a class of Class A Notes if the aggregate amount of the related advance, together with other available funds, will be sufficient to pay in full the outstanding principal balance of those Class A

     Notes on that targeted final distribution date. However, as no entity is committed to make incremental advances under the variable pay revolving note, it is possible that no advance will be made on the targeted final distribution date for a class of Class A Notes, in which case the trust will not have sufficient funds to pay in full the outstanding principal balance of those Class A Notes on their targeted final distribution date.

o The seller will also not obtain incremental advances under the variable pay revolving note on the targeted final distribution date for a class of Class A Notes if:

o    the interest rate swaps terminate;

o    an event of default occurs under the indenture; or

o the total principal amount of notes and certificates outstanding would exceed the aggregate discounted principal balance of the receivables held by the trust.

Interest Payments

o The interest rate for each class of notes will be either a fixed rate or a floating rate, and it will be specified in the prospectus supplement. We refer in this term sheet to notes which bear interest at a floating rate as "floating rate notes," and to notes which bear interest at a fixed rate as "fixed rate notes."

o Each variable pay revolving note will bear interest at a floating rate of one-month LIBOR plus a margin to be specified in the prospectus supplement. The margin will be based on market conditions, but may not exceed 2.00%. If the interest rate swap related to a variable pay revolving note terminates, then the interest rate on that variable pay revolving note will automatically change to the fixed rate that had previously been payable by the trust under the related interest rate swap.

o The trust will pay interest on the notes monthly, on the 15th day of each month, or on the next business day, which we refer to as the "distribution date." The first distribution date is July 16, 2001.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

o The trust will generally pay interest on fixed rate notes based on a 360-day year consisting of twelve 30-day months, except that it may pay interest on fixed rate Class A-1 Notes based on actual days elapsed during the period for which interest is payable and a 360-day year. The trust will pay interest on floating rate notes based on the actual days elapsed during the period for which interest is payable and a 360-day year.

o Interest payments on all Class A Notes and the variable pay revolving note will have the same priority.

Principal Payments

o Generally, the trust will not make payments of principal on any class of Class A Notes until its targeted final distribution date. On the targeted final distribution date for each class of Class A Notes, the trust will pay, to the extent of available funds, the entire outstanding principal balance of that class of Class A Notes.

o Generally, on each distribution date that is not a targeted final distribution date for any class of Class A Notes, the trust will make principal payments on the variable pay revolving note and distributions on the certificates.

o On the targeted final distribution date for a class of Class A Notes, principal payments will be made on the Class A Notes from the amount of collections during the prior month and from the proceeds from any incremental advances under the variable pay revolving note.

o The trust's ability to make principal payments on the targeted final distribution date for a class of Class A Notes is, therefore, dependent in part on the trust's ability to obtain incremental advances under the variable pay revolving note.

o The failure of the trust to pay any class of Class A Notes in full on its targeted final distribution date alone will not constitute an event of default. However, if any class of Class A Notes is not paid in full on its targeted final distribution date, thereafter amounts available to make principal payments on the notes will be applied to that class of Class A Notes and the variable pay revolving note ratably based on the outstanding principal balance of each class of notes.

o If more than one class of Class A Notes is not paid in full or if the interest rate swaps terminate, on each distribution date thereafter, amounts available to make principal payments on the notes will be applied to the Class A Notes and the variable pay revolving note ratably based on the outstanding balance of the Class A Notes as a group and the variable pay revolving note. The amount available for payment of principal on the Class A Notes as a group will be applied to pay the Class A Notes in sequential priority; that is, the Class A-1 Notes will be paid in full before any payments are made on the Class A-2 Notes and the Class A-2 Notes will be paid in full before any payments are made on the Class A-3 Notes, etc.

o The failure of the trust to pay any class of Class A Notes in full on its final scheduled distribution date will constitute an event of default.

o On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the Class A Notes and the variable pay revolving note will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

o The trust will offer certificates with an aggregate initial certificate balance of $63,920,000.

o The seller will initially retain certificates with an initial certificate balance of $646,572.92.

Interest Payments

o    The  trust  will  pay  interest  on  the   certificates   monthly  on  each
     distribution date.

o The interest rate for the certificates will be either a fixed rate or a floating rate, and it will be specified in the prospectus supplement.

o The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

Certificate Balance

o On each distribution date, except after the notes have been accelerated following an event of default, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments will be applied to make distributions on the Certificate balance.

Subordination

o If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions with respect to the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE
NOTES AND CERTIFICATES

o When the total principal balance of the receivables declines to 10% or less of the total amount financed under the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

o The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables" and to the persons who financed their purchases with these contracts as "obligors."

o The receivables in the trust will be sold by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

o The trust property will also include, with other specific exceptions described in the prospectus:

o Monies received under the receivables on or after a cutoff date of June 1, 2001 (we refer to this date as the "cutoff date");

o    Amounts held on deposit in trust accounts maintained for the trust;

o    Security interests in the vehicles financed by the receivables;

o Any recourse GMAC has against the dealers from which it purchased the receivables;

o Any proceeds from claims on insurance policies covering the financed vehicles;

o    The interest rate swaps and contingent assignment described below;

o    Specified rights of the seller under its purchase agreement with GMAC; and

o All rights of the trust under the related transfer agreement with the seller.

o The initial aggregate discounted principal balance of the receivables, which is the present value of all payments due on the receivables that have not been received on or prior to the last day of the applicable month, discounted by 8.5%, on the cutoff date was $2,152,209,572.92.

PRIORITY OF DISTRIBUTIONS

o The trust will distribute available funds in the following order of priority:

     o    servicing fee payments to the servicer;

     o net amount payable, if any, to the swap counterparty under the interest rate swaps; o interest on the notes;

     o    interest on the certificates;

     o    principal on the notes;

     o    principal on the certificates; and

     o    deposits into the reserve account.

o If an event of default occurs and the notes are accelerated, the trust will pay each class of the Class A Notes and the variable pay revolving note in full, on a pro rata basis, before making any interest payments on the certificates or any payments on the certificate balance until all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

o On the closing date, the seller will deposit $64,566,287.19 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date if the reserve account balance is below a specified reserve amount.

o To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fees, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the notes and the certificates, the trust will withdraw cash from the reserve account for those purposes. Amounts on deposit in the reserve account will not be available, however, on the targeted final distribution date for any class of Class A Notes to the extent that the proceeds, if any, from incremental advances on the variable pay revolving note together with collections on the receivables are insufficient to pay that class of Class A Notes in full.

o On any distribution date, the amount in the reserve account may exceed the specified reserve amount. If so, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

o On the closing date, the trust will enter into an interest rate swap for each class of floating rate notes or certificates with Citibank, N.A., as the swap counterparty.

o The swap counterparty, the trust and GMAC will also enter into a contingent assignment for the interest rate swaps. Under the contingent assignment, if the swap counterparty fails to perform its obligations under an interest rate swap, or if specified termination events occur, and as a result the interest rate swap would be terminated, GMAC will assume the obligations of the swap counterparty under the interest rate swap.

o Under each interest rate swap, the trust will receive monthly payments at a rate determined by reference to LIBOR, which will be the basis for determining the amount of interest due on the related class of floating rate notes or certificates.

o Under each interest rate swap, on each distribution date, the trust will be obligated to pay to the swap counterparty a fixed monthly interest rate to be specified in the prospectus supplement on a notional amount equal to the aggregate outstanding balance of the related class of floating rate notes or outstanding certificate balance of floating rate certificates. The swap counterparty will be obligated to pay to the trust a floating interest rate based on LIBOR on the same notional amount.

o Under each interest rate swap, the amount that the trust is obligated to pay to the swap counterparty will be netted against the amount that the swap counterparty is obligated to pay to the trust. Only the net amount payable will be due from the trust or the swap counterparty, as applicable.

SERVICING FEES

o The trust will pay the servicer a monthly basic 1% per annum servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus.

TAX STATUS

o    Kirkland & Ellis, special tax counsel, will deliver its opinion that:

     o the Class A Notes will be characterized as indebtedness for federal income tax purposes, and

     o    the trust will not be taxable as an  association  or  publicly  traded
          partnership  taxable  as  a  corporation,   but  it  instead  will  be
          classified as a partnership for federal income tax purposes.

     o Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

o Each certificateholder, by acceptance of a certificate, will agree to treat the certificates as equity interests in a partnership for federal, state and local income and franchise tax purposes.

o          Purchasers of  certificates  who are tax exempt  investors  should be
           aware   that   income   from  the   certificates   would   constitute
           debt-financed income taxable as unrelated business taxable income.

ERISA CONSIDERATIONS

o Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the Class A Notes and the certificates. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes or the certificates.

RATINGS

o We will not issue the Class A Notes offered hereby unless they are rated in the highest rating category for long-term obligations by at least one nationally recognized rating agency.

o We will not issue the certificates unless they are rated in the "A" category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

Before making an investment decision, you should consider the factors that are set forth under the caption "Risk Factors" in the prospectus and the prospectus supplement.

                              THE RECEIVABLES POOL

     The receivables to be included in the pool of receivables securing the notes were selected from GMAC's portfolio based on several criteria, including that each receivable:

     o    is secured by a new vehicle;

     o    was originated in the United States;

     o provides for level monthly payments which may vary from one another by no more than $5;

     o    will amortize the amount financed over its original term to maturity;

     o    has been acquired by GMAC in the ordinary course of business;

     o    has a first payment due date on or after November 1, 1998;

     o    was originated on or after September 1, 1998;

     o    has an original term of 6 to 60 months;

     o provides for finance charges at an annual percentage rate within the range specified in the second table below; and

     o as of the cutoff date, the receivable was not considered past due, that is, the scheduled payments due on that receivable in excess of $25 have been received within 30 days of the scheduled payment date.

     Scheduled interest receivables represent 25% of the aggregate principal balance as of the cutoff date. The balance of the receivables are simple interest receivables. All of the receivables were secured by new vehicles at the time of origination. Substantially all of the receivables were acquired by GMAC under special incentive rate financing programs designed to encourage purchases of new General Motors vehicles. The receivables in the pool of receivables on the closing date will be the same receivables which comprised the pool of receivables on the cutoff date.

     The following tables describe the receivables pool as of the cutoff date:

                       Composition of the Receivables Pool


Weighted Average Annual Percentage Rate of Receivables.......   4.76%
Aggregate Amount Financed....................................   $2,300,024,643.38
Number of Contracts in Pool..................................   141,525
Average Amount Financed......................................   $16,251.71
Weighted Average Original Maturity...........................   53.23 months
Weighted Average Remaining Maturity (Range)..................   44.61 months (6 to 60 months)

     The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.


         Distribution of the Receivables Pool by Annual Percentage Rate



                                                                                  Percentage of Aggregate
   Annual Percentage Rate Range       Number of Contracts        Amount Financed      Amount Financed
  ------------------------------     ---------------------      ----------------  -----------------------
          0.01% to 1.00%                  13,181                $    191,468,369           8.32%
          1.01% to 2.00%                  13,989                     249,242,907          10.84
          2.01% to 3.00%                  15,013                     181,590,253           7.90
          3.01% to 4.00%                  27,163                     398,406,635          17.32
          4.01% to 5.00%                  25,631                     413,808,942          17.99
          5.01% to 6.00%                  24,391                     435,418,533          18.93
          6.01% to 7.00%                  15,064                     289,389,466          12.58
          7.01% to 8.00%                   7,093                     140,699,538           6.12
                                         -------                 ---------------         ------
              TOTAL                      141,525                 $ 2,300,024,643         100.00%
                                         =======                 ===============         ======

     The pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.57% of the aggregate amount financed. The following breakdown by state is based on the billing address of the obligor on the receivables:


                                                        Percentage of
                                                          Aggregate
State                                                  Amount Financed
-----                                                  ---------------
Texas...............................................        13.44%
California..........................................        11.36
Michigan............................................         7.30
Illinois............................................         6.31
Florida.............................................         5.37

                                  THE SERVICER

Delinquencies, Repossessions and Net Losses

     For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables (including receivables sold by GMAC which it continues to service), the table on the following page shows GMAC's experience for:

     o    delinquencies,

     o    repossessions, and

     o    net losses.

     The servicer believes that delinquencies, repossessions and net losses have decreased during the periods set forth below due to tightened credit standards and continued collection efforts. Fluctuation in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

     o    increased competition for obligors,

     o the supply and demand for automobiles, light trucks and sport utility vehicles,

     o    rising consumer debt burden per household, and

     o    increases in personal bankruptcies.

     The credit enhancement for the trust has been designed to mitigate the impact to noteholders and certificateholders of increases in delinquencies and losses.

     There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.


                                                                   Three Months
        New and Used Vehicle Contracts                            Ended March 31                   Year Ended December 31
------------------------------------------------------        ----------------------      ----------------------------------------
                                                                2001         2000             2000      1999      1998       1997
                                                              --------      --------      --------    -------    -------    ------

Total Retail Contracts Outstanding at End
of the Period (in thousands)..........................         3,481         3,159          3,412       3,120     2,981      2,861

Average Daily Delinquency
    31-60 Days........................................         2.01%         2.02%           1.92%       2.18%     2.66%     3.24%
    61-90 Days........................................         0.17          0.14            0.15        0.14      0.18      0.23
    91 Days or More...................................         0.02          0.02            0.01        0.02      0.02      0.03

Repossessions as a Percent of Average
Number of Contracts Outstanding.......................         1.92%         1.99%           1.84%       2.07%     2.48%     3.21%

Net Losses as a Percent of Liquidations...............         1.36%         1.14%           1.16%       1.12%     1.70%     2.30%

Net Losses as a Percent of Average
Receivables...........................................         0.68%         0.61%           0.58%       0.58%     0.83%     1.31%


     The servicer's current practice is generally to write off receivables which are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income, and "Repossessions as a Percent of Average Number of Contracts Outstanding" and "Net Losses as a Percent of Average Receivables" for the three months ended March 31, 2001 and 2000 are reported as annualized rates.